UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
___________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 22, 2021
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Federal Signal Corporation
(Exact name of registrant as specified in its charter)
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Delaware	001-6003	36-1063330
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1415 W. 22nd Street, Oak Brook, Illinois
(Address of principal executive offices)
60523
(Zip Code)
(630) 954-2000
(Registrant’s telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00 per share	FSS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 5.07	Submission of Matters to a Vote of Security Holders.
On April 27, 2021, Federal Signal Corporation (the “Company”) held its 2021 Annual Meeting of Stockholders (the “Annual Meeting”). As of the February 26, 2021 record date, there were 60,538,158 shares of the Company’s common stock outstanding. The holders of 55,500,137 shares of common stock, representing 91.7% of the outstanding shares entitled to vote as of the record date, were represented at the Annual Meeting virtually via the Internet or by proxy. This amount represented a quorum. Set forth below are the final voting results for each of the four proposals submitted to a vote of the Company’s stockholders at the Annual Meeting. The proposals are described in detail in the Company’s 2021 Proxy Statement, filed with the Securities and Exchange Commission on March 17, 2021 (the “2021 Proxy Statement”).

Proposal 1.
The following nominees were elected to the Board of Directors to hold office for one year or until their successors are elected and qualified. There were no abstentions, and 1,731,238 broker non-votes, with respect to this matter. The voting results were as follows:

	For	Withhold
Eugene J. Lowe, III	53,476,452	292,447
Dennis J. Martin	49,645,161	4,123,738
William F. Owens	50,808,203	2,960,696
Brenda L. Reichelderfer	51,742,049	2,026,850
Jennifer L. Sherman	53,069,015	699,884
John L. Workman	52,316,387	1,452,512

Proposal 2.
The stockholders, in an advisory vote, approved the named executive officer compensation as disclosed in the 2021 Proxy Statement. There were 1,731,238 broker non-votes with respect to this matter. The voting results were as follows:

For	Against	Abstentions
51,935,041	1,618,845	215,013

In accordance with the stockholder vote at our 2017 Annual Meeting of Stockholders, advisory votes regarding executive compensation are conducted annually until the next required advisory vote on the frequency of such votes. The Company is required to hold advisory votes on frequency every six years.

Proposal 3.
The stockholders voted to approve the Second Amendment to the Federal Signal Corporation 2015 Executive Incentive Compensation Plan as disclosed in the 2021 Proxy Statement. There were 1,731,238 broker non-votes and 88,943 abstentions with respect to this matter. The abstentions have the effect of a vote “against” this matter and have been included as such below. The voting results were as follows:

For	Against
49,131,214	4,637,685

Proposal 4.
The stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2021. There were no broker non-votes with respect to this matter. The voting results were as follows:

For	Against	Abstentions
54,909,652	578,648	11,837

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On April 22, 2021, Svetlana Vinokur, a named executive officer in the 2021 Proxy Statement, notified the Company of her intent to resign from her position as Vice President, Treasurer and Corporate Development, effective on May 12, 2021, to pursue an opportunity with another company.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits
	104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

 SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FEDERAL SIGNAL CORPORATION

Dated: April 28, 2021	By:	/s/ Daniel A. DuPré
Daniel A. DuPré, Vice President, General Counsel and Secretary